UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2012

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-33805	26-0354783
(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

212-790-0041

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Estimated Unaudited Returns

The following information is being provided to investors in the private investment funds that affiliates of Och-Ziff Capital Management Group LLC (collectively, the “Company”) manage with respect to the estimated performance of the Company’s most significant master funds for the month ended May 31, 2012. The following information is not necessarily indicative of the Company’s anticipated financial results.

Fund	May 2012 Performance Estimate (1)(2)	Year-to-Date Performance Estimate (2)(3)
OZ Master Fund, Ltd.	-0.52%	+4.55%
OZ Europe Master Fund, Ltd.	-1.79%	+2.96%
OZ Asia Master Fund, Ltd.	-2.17%	+2.85%
OZ Global Special Investments Master Fund, L.P.	-0.80%	+4.68%

(1)	Monthly performance data are based on management’s estimates as of the date hereof for performance of the referenced funds from May 1, 2012 to May 31, 2012. Such data may change upon completion of the Company’s month-end valuation procedures, and any changes could be material.
(2)	Net return represents a composite of the average return of the feeder funds that comprise each of the Company’s most significant master funds. Net return is presented on a total return basis, net of all fees and expenses (except incentive income on unrealized gains attributable to investments that the Company, as investment manager, determines lack a readily ascertainable fair value, are illiquid or otherwise should be held until the resolution of a special event or circumstance (“Special Investments”) that could reduce returns on such Special Investments at the time of realization) and includes the reinvestment of all dividends and other income. Performance includes realized and unrealized gains and losses attributable to Special Investments and initial public offering investments that are not allocated to all investors in the feeder funds. Investors that were not allocated Special Investments and/or initial public offering investments may experience materially different returns.
(3)	Year-to-date performance data are based on management’s estimates as of the date hereof for performance of the referenced funds from January 1, 2012 to May 31, 2012. Such data may change upon completion of the Company’s month-end valuation procedures, and any changes could be material.

Estimated Unaudited Assets Under Management

In addition, the Company is disclosing to investors in the private investment funds that it manages that, as of June 1, 2012, the estimated unaudited amount of assets under management was approximately $29.8 billion, which reflects no change in assets under management since May 1, 2012. The Company’s estimate of assets under management is inclusive of performance for the month ended May 31, 2012 and capital flows as of June 1, 2012.

The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, pursuant to Item 7.01 of Form 8-K and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

The information contained in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect the Company’s current views with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “seek,” “approximately,” “predict,” “intend,” “plan,” “estimate,” “anticipate,” “opportunity,” “comfortable,” “assume,” “remain,” “maintain,” “sustain,” “achieve,” “see,” “think,” “position” or the negative version of those words or other comparable words.

Any forward-looking statements contained in this Current Report on Form 8-K are based upon historical information and on the Company’s current plans, estimates and expectations. The inclusion of this or any other forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. The Company cautions that forward-looking statements are subject to numerous assumptions, estimates, risks and uncertainties, including but not limited to the following: global economic, business, market and geopolitical conditions, including Euro-zone sovereign debt issues; U.S. and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight and taxation; the conditions impacting the alternative asset management industry; the Company’s ability to successfully compete for fund investors, assets, professional talent and investment opportunities; the Company’s ability to retain its partners, managing directors and other investment professionals; the Company’s successful formulation and execution of its business and growth strategies; the Company’s ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to the Company’s business; and assumptions relating to the Company’s operations, investment performance, financial results, financial condition, business prospects, growth strategy and liquidity.

If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions or estimates prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors are not and should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on February 27, 2012. There may be additional risks, uncertainties and factors that the Company does not currently view as material or that are not known. The Company does not undertake to update any forward-looking statement, whether as a result of new information, future developments or otherwise.

This Current Report on Form 8-K does not constitute an offer of any Och-Ziff fund.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
(Registrant)

By:	/s/ Joel M. Frank
Joel M. Frank
Chief Financial Officer, Senior Chief Operating Officer and Executive Managing Director

June 4, 2012